SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                       DATE OF REPORT: SEPTEMBER 30, 2002
                        (Date of earliest event reported)



                            FRONT PORCH DIGITAL INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



                333-16031                               86-0793960
         (Commission File No.)                       (I.R.S. Employer
                                                    Identification No.)


                                20000 HORIZON WAY
                                    SUITE 120
                          MT. LAUREL, NEW JERSEY 08054
               (Address of principal executive offices; zip code)

                                 (856) 439-9950
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if changed Since Last Report)

ITEM 7            FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits.

                  NUMBER   DOCUMENTS

                  99.1 Script for teleconference presentation held on September 30, 2002.

ITEM 9.           REGULATION FD DISCLOSURE

At 2:00 PM, New York City time, on September 30, 2002, certain officers of Front Porch Digital Inc. (the "Company") gave a presentation to investors via teleconference relating to the Company's recent developments and third and fourth quarter financial projections. The Company issued a press release announcing the presentation on September 23, 2002. A copy of the script for the presentation is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:    October 1, 2002

                                         FRONT PORCH DIGITAL INC.


                                         By: /s/ DON MAGGI
                                             -----------------------------------
                                         Name:   Don Maggi
                                         Title:  Chief Executive Office